Exhibit 99.1

NASDAQ: ASFI

FOR IMMEDIATE RELEASE

CONTACT:

Robert J. Michel, CFO

Asta Funding, Inc.

(201) 567-5648

Asta Funding, Inc. Announces Privately Negotiated Share Repurchase

ENGLEWOOD CLIFFS, NJ., June 4, 2012. - ASTA FUNDING, INC., (NASDAQ: ASFI), (the “Company”), a financial services, receivable asset management company announced today that it has agreed to repurchase from Peters MacGregor Capital Management Pty. Ltd 1,000,000 shares of its common stock for US$9,400,000, or $9.40 per share for a total purchase price of $9,400,000. The Company paid for the stock redemption using available cash on hand. Prior to the repurchase, Peters MacGregor owned 1,876,753 shares of the Company’s common stock, or approximately 12.8% of the Company. After the repurchase, Peters MacGregor owns 876,753 shares of the Company’s common stock, or approximately 6% of the Company. The Company’s Board of Directors authorized the privately negotiated transaction, which is in addition to the Company’s 10b5-1 mandatory stock repurchase plan.

Asta Funding, Inc. Chairman and CEO Gary Stern commented, “Today’s announcement is a testament to our focus on per-share value creation. We capitalized on a unique opportunity to repurchase stock at what we believe is an attractive price.”

Based in Englewood Cliffs, NJ, Asta Funding, Inc., is a leading consumer receivable asset management company that specializes in the purchase, management and liquidation of performing and non-performing consumer receivables. For additional information, please visit our website at http://www.astafunding.com.

All statements in this news release other than statements of historical facts, including without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs, and plans and objective of management for future operations, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof, or any variation thereon, or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors which could materially affect our results and our future performance include, without limitation, our ability to purchase defaulted consumer receivables at appropriate prices, changes in government regulations that affect our ability to collect sufficient amounts on our defaulted consumer receivables, our ability to employ and retain qualified employees, changes in the credit or capital markets, changes in interest rates, deterioration in economic conditions, negative press regarding the debt collection industry which may have a negative impact on a debtor’s willingness to pay the debt we acquire, potential regulation or limitation of interest rates and other fees advanced by our litigation funding subsidiaries under federal and/or state regulation, a change in statutory or case law which limits or restricts the ability of our litigation funding subsidiaries to charge or collect fees and interest at anticipated levels, claimants being unsuccessful in whole or in part in the personal injury claims or divorce settlement upon which our funds are provided, the continued services of the senior management of our litigation funding subsidiaries to source and analyze cases in accordance with the subsidiaries’ respective underwriting guidelines, and statements of assumption underlying any of the foregoing, as well as other factors set forth under “Item 1A. Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2011 and other filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise any forward-looking statements. Our reports filed with the Securities and Exchange Commission are available free of charge through our website at http://www.astafunding.com.